                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 10, 2005

                       SKYWAY COMMUNICATIONS HOLDING CORP.
               (Exact name of registrant as specified in charter)

          Florida                    000-32033                65-0881662
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)          Identification No.)

 6021 142nd Ave. North, Clearwater, FL                            33760
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (727) 535-8211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

        Exhibit

        99      Press Release - SkyWay Communications Holding Corporation to
                Provide Integrated Airport Security System to the State of
                Florida Department of Transportation.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Skyway Communications Holding Corp.

Date:  January 13, 2005            /s/ Jim Kent
                                   Jim Kent
                                   Chief Executive Officer